Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2014
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
Supplemental Cash Flow Information
During the years ended December 31, 2014, 2013 and 2012, we paid $135.4 million, $87.7 million and $70.9 million of interest, net of amounts capitalized, respectively. During the years ended December 31, 2014, 2013 and 2012, we paid income taxes of $31.7 million, $22.0 million, and $19.3 million, respectively.
Within our consolidated statements of cash flows, capital expenditures represent expenditures for which cash payments were made during the period. These amounts exclude accrued capital expenditures, which are capital expenditures that were accrued but unpaid. During the years ended December 31, 2014, 2013 and 2012, changes in accrued capital expenditures were $(23.9) million, $17.3 million and $(4.0) million, respectively.
During the years ended December 31, 2014, 2013 and 2012, non-cash amortization of deferred financing costs and accretion of debt discount totaling $5.1 million, $7.1 million and $3.6 million were capitalized to property and equipment, respectively. Accordingly, these amounts are excluded from capital expenditures in our consolidated statements of cash flows for the years ended December 31, 2014, 2013 and 2012.
During the year ended December 31, 2014, shares bought but not yet settled under our share repurchase program totaling $1.0 million was included in the treasury shares. Accordingly, this amount is excluded from the purchases of treasury shares in our consolidated statements of cash flows for the year ended December 31, 2014.